UNITED STATES

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of Report: June 14, 2004
 (Date of Earliest Event Reported)

Moscow CableCom Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-1460 (Commission File Number)	06-0659863 (IRS Employer Identification No.)
405 Park Avenue, Suite 1202 New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 826-8942 (Registrant's telephone number, including area code)

 Item 5.            Other Events and Regulation FD Disclosure.

On June 10, 2004, Moscow CableCom Corp. (the "Company") issued a press release announcing an agreement between its wholly-owned subsidiary CCTV and NTV-Plus pursuant to which CCTV will offer its customers premium television content offered by NTV-Plus.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the Company's press release dated June 10, 2004.

Item 7.              Exhibits.

(c)  Exhibits

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Press Release dated June 10, 2004

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSCOW CABLECOM CORP.
(Registrant)

 /s/ Andrew M. O'Shea
Name:  Andrew M. O'Shea
Title:    Chief Financial Officer

Date:    June 14, 2004